UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 30th, 2010
____________________________________________________

GOLDEN PATRIOT CORP.
(Exact name of registrant as specified in its charter)

Nevada	98-0216152
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)

#207, 5005 Elbow Drive
Calgary, Alberta, Canada T2S 2T6
(Address of principal executive offices)

Michael Gelmon, President
#207, 5005 Elbow Drive
Calgary, Alberta, Canada T2S 2T6
(Name and address of agent for service)

(310) 909-4607
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

On November 30th, 2010, the Registrant publicly disseminated a press release announcing that the Registrant’s board of directors has given the company the direction to seek businesses for acquisition and to actively seek financing for that purpose.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

Exhibit No.	Description
99.1	The Registrant’s press release, dated November 30th, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PATRIOT CORP.

By: /s/ Michael Gelmon
Michael Gelmon
Date: November 30th, 2010